EXHIBIT 10L

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      AMENDMENT as of November 16, 2005 to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement") amended and restated as of May 7, 2005 by and between AutoInfo, Inc., a Delaware corporation ("Auto") and William I. Wunderlich residing at 7565 NW 125th Way, Parkland, Florida 33076 ("Wunderlich").

      The following modifications to the Agreement are hereby effective January 1, 2006:

(a) Pursuant to paragraph 3 Term, the Agreement shall continue through December 31, 2008.

(b) Pursuant to paragraph 4 Compensation - Salary shall be increased to $175,000 per year.

(c) Pursuant to paragraph 5 Bonus - the minimum Bonus shall be based as follows: 10% of the Operating Profit up to $1,250,000. 5% of the Operating Profit in excess of $1,250,000.

      IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed and delivered as of the day and year first above written.

                                                AUTOINFO, INC.


                                                By: /s/Harry Wachtel
                                                    ----------------
                                                    Harry Wachtel, President


                                                    /s/ William I. Wunderlich
                                                    -------------------------
                                                    William I. Wunderlich